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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 2, 2000
                -------------------------------------------------
                (Date of Report (date of earliest event reported)


                              STATION CASINOS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                  000-21640              88-0136443
 ----------------------------   ----------------   ----------------------------
 (State or other jurisdiction   (Commission file   (IRS employer identification
        of incorporation)            number)                 number)


              2411 WEST SAHARA AVENUE
                  LAS VEGAS, NEVADA                       89102
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip code)


                                 (702) 367-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                           Exhibit Index is on page 4


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 2, 2000, Santa Fe Station, Inc. (the "Purchaser"), a wholly owned subsidiary of Station Casinos, Inc. (the "Company"), acquired substantially all of the assets of the Santa Fe Hotel & Casino and the Company acquired an option to purchase an adjacent 21-acre parcel of real property from Santa Fe Gaming Corporation and Santa Fe Hotel Inc. (collectively, the "Santa Fe Entities") for an aggregate purchase price of approximately $205.0 million. The Santa Fe Hotel & Casino is located at the intersection of Interstate 95 and Rancho Road, approximately five miles northwest of Texas Station, in Las Vegas, Nevada. Situated on 38 acres, the Santa Fe Hotel & Casino offers approximately 85,000 square feet of casino space featuring 1,675 gaming devices and 27 table games, 200 guest rooms, four full-service restaurants, a buffet, several fast-food outlets, a 60-lane bowling center, a regulation-sized ice skating arena, and 10,000 square feet of meeting and banquet facilities. Station intends to operate the Santa Fe Hotel & Casino as a hotel and casino under the name "Santa Fe Station."

                  The purchase price was paid with cash and by borrowing under the Company's Third Amended and Restated Reducing Revolving Loan Agreement, as amended, with the lenders named therein, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and bank of America, N.A., as Administrative Agent. The purchase price for the Santa Fe Hotel & Casino was determined through arms-length negotiations between the Company and the Santa Fe Entities.

                  The Santa Fe Entities used a portion of the proceeds they received to repay in full a $36.0 million secured loan, plus accrued interest thereon (the "Pioneer Loan"), that the Company had made to Pioneer Hotel, Inc., a wholly owned subsidiary of Santa Fe Gaming Corporation. The Pioneer Loan had been contemplated in the Asset Purchase Agreement, dated as of June 12, 2000, by and among the Company, Santa Fe Gaming Corporation and Santa Fe Hotel Inc. (as amended from time to time, the "Asset Purchase Agreement"). The Acquisition was consummated pursuant to the terms of the Asset Purchase Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

                  (c)      EXHIBITS.

                  A list of exhibits included as a part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STATION CASINOS, INC.



Date:    OCTOBER 11 , 2000          /s/ GLENN C. CHRISTENSON
         ----------------          -------------------------------
                                       Glenn C. Christenson
                                       Executive Vice President
                                       and Chief Financial Officer






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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement, dated as of June 12, 2000, by and among Station Casinos, Inc., Santa Fe Gaming Corporation and Santa Fe Hotel Inc. (Incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2000.)

2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of July 28, 2000, by and among Station Casinos, Inc., Santa Fe Gaming Corporation and Santa Fe Hotel Inc.

2.3 Amendment No. 2 to Asset Purchase Agreement, dated as of August 3, 2000, by and among Station Casinos, Inc., Santa Fe Gaming Corporation and Santa Fe Hotel Inc.

99.1      Press Release, dated October 2, 2000.






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